                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 15, 2002.

                Oakwood Mortgage Investors Inc OMI Trust 2001-E
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


  North Carolina                 333-72621-09               applied for
  ---------------------------------------------------------------------

 (State or other jurisdiction     (Commission           (IRS Employer
   of incorporation)               File Number)       Identification No.)

    c/o JPMorgan Chase
    Attention: Craig Kantor
    450 West 33/rd/ Street 14/th/ floor
    New York, NY                                                    10001
    ---------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
                                                          ---------------

================================================================================
         (Former name or former address, if changed since last report.)

                                OMI Trust 2001-E

                                    Form 8-K

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     OMI Trust 2001-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on March 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report.........................Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on March 15, 2002.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OMI TRUST 2001-E, Registrant



                                        By: Oakwood Acceptance Corporation, LLC,
                                        as servicer
March 23, 2002

                                              Douglas R. Muir
                                              Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages
                                                           ---------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on March 15, 2002..........................................

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E               REPORT DATE:      03/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER      POOL REPORT # 4
REMITTANCE REPORT                                     Page 1 of 6
REPORTING MONTH:   28-Feb-2002

                                  Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------

Beginning                                                                                      Ending         Scheduled
Principal          Scheduled         Prepaid            Liquidated       Pre-Funding         Principal          Gross
 Balance           Principal        Principal            Principal                            Balance          Interest
-----------------------------------------------------------------------------------------------------------------------------
168,907,777.82    (129,610.88)     (673,189.63)                0.00              0.00     168,104,977.31    1,520,167.78
=============================================================================================================================

------------------------------------------------------------------------------------------------
                                                                    Transfer
Beginning                          Scheduled                          From           Amount
Principal         Servicing        Pass Thru       Liquidation     Prefunding     Available for
 Balance             Fee           Interest          Proceeds        Account      Distribution
------------------------------------------------------------------------------------------------
168,907,777.82    140,756.48     1,379,411.30            0.00            0.00     2,322,968.29
================================================================================================

                            Prefunding Account
--------------------------------------------------------------------------------
Beginning                    Distribution to     Distribution to     Ending
 balance        Deposit          Seller        Certificateholders   balance
--------------------------------------------------------------------------------

       0.00       0.00              0.00                0.00            0.00
================================================================================


                                         Certificate Account
-----------------------------------------------------------------------------------------------------

Beginning                 Deposits                                    Investment           Ending
                 -------------------------
 Balance         Principal        Interest           Distributions     Interest            Balance
-----------------------------------------------------------------------------------------------------
1,130,492.37   793,739.41       1,527,421.96        (2,705,261.94)        585.24         746,977.04
=====================================================================================================

                P&I Advances at Distribution Date
-------------------------------------------------------------------

   Beginning       (Recovered)        Current            Ending
    Balance        (Advances)         Advances           Balance
-------------------------------------------------------------------
  337,286.01       337,286.01      400,044.21          400,044.21
===================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #  4
REMITTANCE REPORT                                      Page 2 of 6
REPORTING MONTH:  28-Feb-2002

Class B Crossover Test                                                        Test Met?
------------------------------------------------                             -----------
(a) Distribution date on or after June 2006                                       N

(b) Average 60 day Delinquency rate *                  6.5%                       Y

(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all
               Certificates Distribution Date
               ------------------------------
        Jun 2006 - Dec 2007                           8.00%                       NA
        Jan 2008 - Dec 2008                           9.00%                       NA
        Jan 2009 - Jun 2011                          11.75%                       NA
        July 2011 and thereafter                     13.75%                       NA


(d) Current realized loss ratio *                     3.50%                       Y

(e) Does subordinated cert. percentage equal or
    exceed                                          57.000%
    of stated scheduled pool balance

        Beginning M balances                                    29,261,000.00
        Beginning B balances                                    15,491,000.00
        Overcollateralization                                    7,541,621.69
                                                               --------------
                                                                52,293,621.69

        Divided by beginning pool
        balance                                                168,907,777.82
                                                               --------------
                                                                       30.960%    N
                                                               ==============

Average 60 day delinquency ratio:

                             Over 60s         Pool Balance                 %
                          ----------------------------------------------------
Current Mo                  2,277,200.33      168,104,977.31             1.35%
1st Preceding Mo            1,352,301.36      168,907,777.82             0.80%
2nd Preceding Mo              587,735.46      170,081,977.07             0.35%
                                                  Divided by                3
                                                                       ------
                                                                         0.83%
                                                                       ======








Cumulative loss ratio:

                       Cumulative losses                0.00
                                              ---------------
Divided by Initial Certificate Principal      172,124,908.34            0.000%
                                                                       ======


Current realized loss ratio:
                         Liquidation                Pool
                               Losses             Balance
                        -------------------------------------
Current Mo                         0.00       168,907,777.82
1st Preceding Mo                   0.00       170,081,977.07
2nd Preceding Mo                   0.00       129,830,303.00
                        -------------------------------------
                                   0.00       156,273,352.63
                                                                        0.000%
                                                                       ======

* Less than equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:     3/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT #    4
REMITTANCE REPORT                                      Page 3 of 6
REPORTING MONTH:                     28-Feb-2002


                                                                          Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------

                                             31 to 59 days          60 to 89 days        90 days and Over        Total Delinq.
                                           --------------------- --------------------- --------------------- -----------------------
                 No. of       Principal              Principal              Principal            Principal              Principal
                 Loans         Balance      #         Balance     #          Balance    #         Balance     #          Balance
               ---------------------------------------------------------------------------------------------------------------------
Excluding Repos     3,249   168,075,898.31    45    1,900,071.20    27    1,022,516.17    36    1,225,605.16    108    4,148,192.53

          Repos         1        29,079.00     0            0.00     0            0.00     1       29,079.00      1       29,079.00
               ---------------------------------------------------------------------------------------------------------------------

          Total     3,250   168,104,977.31    45    1,900,071.20    27    1,022,516.17    37    1,254,684.16    109    4,177,271.53
               =====================================================================================================================

                                                                                                                3.4%           2.48%
                                                                                                             =======================

                                            Repossession Analysis
               ------------------------------------------------------------------------------
                   Active Repos         Reversal         Current Month
                   Outstanding        (Redemption)           Repos          Cumulative Repos
               ------------------------------------------------------------------------------
                        Principal          Principal          Principal           Principal
                #        Balance    #       Balance     #      Balance      #      Balance
               ------------------------------------------------------------------------------
Excluding Repos    1    29,079.00      0     0.00          0     0.00           1 29,079.00

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:  3/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:                   28-Feb-2002         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                              Liquidated                                                            Net
   Account      Customer      Principal     Sales       Insur.       Total      Repossession    Liquidation     Unrecov.
   Number         Name         Balance     Proceeds    Refunds     Proceeds       Expenses        Proceeds      Advances
-------------------------------------------------------------------------------------------------------------------------
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00
                                                                          0.00                         0.00



                                        Net           Current
     Account       FHA Insurance     Pass Thru       Period Net     Cumulative
     Number          Coverage        Proceeds       Gain/(Loss)     Gain/(Loss)
-------------------------------------------------------------------------------
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00
                                          0.00             0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:  3/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:                      28-Feb-2002       Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                   Liquidated                                                                              Net
     Account        Customer       Principal            Sales          Insur.          Total         Repossession      Liquidation
     Number           Name          Balance            Proceeds        Refunds        Proceeds         Expenses          Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                                                                         0.00                                0.00
                                ----------------------------------------------------------------------------------------------------

                                            -             0.00          0.00             0.00             0.00               0.00
                                ====================================================================================================

                                                                Net               Current
     Account           Unrecov.         FHA Insurance         Pass Thru           Period Net         Cumulative
     Number            Advances           Coverage            Proceeds           Gain/(Loss)         Gain/(Loss)
----------------------------------------------------------------------------------------------------------------
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                                                                    0.00                 0.00
                    --------------------------------------------------------------------------
                            0.00                0.00                0.00                 0.00              0.00
                    ============================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                  REPORT DATE: 03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:  28-Feb-2002                            Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                              Beginning          Beginning
Senior                                 Original Certificate   Certificate    Principal Shortfall   Current Principal     Current
Certificates                                 Balance          Balance          Carry-Over                 Due         Principal Paid
                                       ---------------------------------------------------------------------------------------------
A-1                                           39,400,000.00   35,527,156.13                               802,800.51      802,800.51

A-2                                           34,300,000.00   34,300,000.00                                     0.00            0.00

A-3                                           10,500,000.00   10,500,000.00                                     0.00            0.00

A-4                                           36,287,000.00   36,287,000.00                                     0.00            0.00



                                       ---------------------------------------------------------------------------------------------
Total Certificate Principal Balance          120,487,000.00  116,614,156.13                 0.00          802,800.51      802,800.51
                                       =============================================================================================

                                                                          Accelerated
                                       Ending Principal                    Principal        Ending                    Principal Paid
Senior                                  Shortfall Carry-                  Distribution   Certificate                    Per $1,000
Certificates                                Over                           Amount          Balance       Pool Factor   Denomination
                                       -------------------              ------------------------------------------------------------
A-1                                                                         326,146.92    34,398,208.70    87.30510%     28.65349

A-2                                                                                       34,300,000.00   100.00000%      0.00000

A-3                                                                                       10,500,000.00   100.00000%      0.00000

A-4                                                                                       36,287,000.00   100.00000%      0.00000



                                       -------------------              ----------------------------------
Total Certificate Principal Balance                  0.00                   326,146.92   115,485,208.70
                                       ===================              ==================================

                                                              Beginning          Beginning
Subordinate                            Original Certificate   Certificate    Principal Shortfall   Current Principal     Current
Certificates                                 Balance          Balance            Carry-Over               Due         Principal Paid
                                       ---------------------------------------------------------------------------------------------
M-1                                           16,352,000.00   16,352,000.00                 0.00                0.00            0.00
M-1 Outstanding Writedown                                              0.00

M-2                                           12,909,000.00   12,909,000.00                 0.00                0.00            0.00
M-2 Outstanding Writedown                                              0.00

B-1                                            9,467,000.00    9,467,000.00                 0.00                0.00            0.00
B-1 Outstanding Writedown                                              0.00

B-2                                            6,024,000.00    6,024,000.00                 0.00                0.00            0.00
B-2 Outstanding Writedown                                              0.00

Excess Asset Principal Balance                 6,885,908.34    7,541,621.69
                                       ---------------------------------------------------------------------------------------------

Total Excluding Writedown Balances            51,637,908.34   52,293,621.69                 0.00                0.00            0.00
                                       =============================================================================================

All Certificates Excluding Writedown
  Balances                                   172,124,908.34  168,907,777.82                 0.00          802,800.51      802,800.51
                                       =============================================================================================

                                                                       Accelerated
                                       Ending Principal    Current       Principal       Ending                       Principal Paid
                                        Shortfall Carry-  Writedown/   Distribution    Certificate                      Per $1,000
                                            Over          (Writeup)       Amount         Balance        Pool Factor    Denomination
                                       ------------------------------------------------------------
M-1                                                 0.00                              16,352,000.00       100.00000%        0.00000
M-1 Outstanding Writedown                                     0.00                             0.00

M-2                                                 0.00                              12,909,000.00       100.00000%        0.00000
M-2 Outstanding Writedown                                     0.00                             0.00

B-1                                                 0.00                               9,467,000.00       100.00000%        0.00000
B-1 Outstanding Writedown                                     0.00                             0.00

B-2                                                 0.00                               6,024,000.00       100.00000%        0.00000
B-2 Outstanding Writedown                                     0.00                             0.00

Excess Asset Principal Balance                                        (326,146.92)     7,867,768.61
                                       -------------------------------------------------------------

Total Excluding Writedown Balances                  0.00      0.00    (326,146.92)    52,619,768.61
                                       =============================================================

All Certificates Excluding Writedown
    Balances                                        0.00      0.00           0.00    168,104,977.31
                                       =============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                    REPORT DATE: 3/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER           POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH                      28-Feb-2002           Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                        Beginning                                        Ending
Senior                                                  Carryover      Interest          Interest       Carryover
Certificates                                Coupon       Balance       Accrued             Paid          Balance
                                          -------------------------------------------------------------------------
A-1                                          2.14750%           0.00       59,340.22        59,340.22          0.00

A-2                                             5.05%           0.00      144,345.83       144,345.83          0.00

A-3                                             5.69%           0.00       49,787.50        49,787.50          0.00

A-4                                             6.81%           0.00      205,928.73       205,928.73          0.00

A-I0                                            6.00%           0.00      281,000.00       281,000.00          0.00
                                                      -------------------------------------------------------------

Total                                                           0.00      740,402.28       740,402.28          0.00
                                                      =============================================================


                                                        Beginning                                        Ending
Subordinate                                             Carryover      Interest         Interest        Carryover
Certificates                                Coupon       Balance       Accrued            Paid           Balance
                                          -------------------------------------------------------------------------
M-1                                             7.56%           0.00      103,017.60      103,017.60           0.00
Writedown interest                                              0.00            0.00            0.00           0.00
Certificateholders Interest Carryover Amount                    0.00            0.00            0.00           0.00

M-2                                             8.76%           0.00       83,678.61       83,678.61           0.00
Writedown interest                                              0.00            0.00            0.00           0.00
Certificateholders Interest Carryover Amount                    0.00       10,557.09       10,557.09           0.00

B-1                                             7.50%           0.00       59,168.75       59,168.75           0.00
Writedown interest                                              0.00            0.00            0.00           0.00

B-2                                            10.50%           0.00       39,048.72       39,048.72           0.00
Writedown interest                                              0.00            0.00            0.00           0.00
Certificateholders Interest Carryover Amount                    0.00       13,661.28       13,661.28           0.00

X                                                         655,713.35      326,146.92            0.00     981,860.27

R                                                               0.00            0.00            0.00           0.00

Service fee                                   1.0000%           0.00      140,756.48      140,756.48           0.00

Current trustee fees                                                        3,730.05        3,730.05           0.00
                                                      -------------------------------------------------------------

Total                                                     655,713.35      779,765.50      453,618.58     981,860.27
                                                      =============================================================

 All Certificates                                         655,713.35    1,520,167.78    1,194,020.86     981,860.27
                                                      =============================================================







                                                                                           Interest
                                                                                           Paid Per
Senior                                                                                      $1,000         Total Class
Certificates                                                                             Denomination     Distribution
                                                                                        -------------------------------
A-1                                                                                             1.50610   1,188,287.65

A-2                                                                                             4.20833     144,345.83

A-3                                                                                             4.74167      49,787.50

A-4                                                                                             5.67500     205,928.73

A-I0                                                                                                        281,000.00


Total                                                                                                     1,869,349.71


                                                                                           Interest
                                                                                           Paid Per
Subordinate                                                                                 $1,000         Total Class
Certificates                                                                             Denomination     Distribution
                                                                                        -------------------------------
M-1                                                                                             6.30000     103,017.60
Writedown interest
Certificateholders Interest Carryover Amount

M-2                                                                                             7.30000       94,235.70
Writedown interest
Certificateholders Interest Carryover Amount

B-1                                                                                             6.25000       59,168.75
Writedown interest

B-2                                                                                             8.75000       52,710.00
Writedown interest
Certificateholders Interest Carryover Amount

X                                                                                                                  0.00

R                                                                                                                  0.00

Service fee                                                                                                  140,756.48

Current trustee fees                                                                                           3,730.05
                                                                                                         --------------

Total                                                                                                        453,618.58
                                                                                                         ==============

 All Certificates                                                                                          2,322,968.29
                                                                                                         ==============

                                               Cumulative X Interest Carryover                               981,860.27
                                               Cumulative Accelerated Prin. Disb.                           (981,860.27)
                                                                                                         --------------
                                               Cumulative Losses                                                  (0.00)
                                                                                                         ==============